Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of January 4, 2024, by and among Liquidia Corporation, a Delaware corporation (the “Company”) and the purchasers identified on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”) and such other Persons, if any, from time to time, that become a party hereto as holders of Registrable Securities (as defined below).

RECITALS

WHEREAS, pursuant to the Purchase Agreement (as defined below), on the Closing Date (as defined in the Purchase Agreement), the Company will issue to each Purchaser shares of Company Common Stock (as defined below) as is set forth in the Purchase Agreement (each, a “Share” and collectively, the “Shares”);

WHEREAS, in connection with the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby, the Company has agreed to grant the Holders (as defined below) certain registration rights as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Definitions

1.1            Definitions. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

(a)            “Additional Effectiveness Deadline” has the meaning set forth in Section 2.1(h).

(b)            “Additional Filing Deadline” has the meaning set forth in Section 2.1(h).

(c)            “Additional Shares” means any restricted shares acquired by any Purchaser and any shares acquired by any Purchaser that are “control shares” in the hands of such Purchaser, in each case, from time to time, including, without limitation, after the date hereof, and any shares of Common Stock issued to the Purchasers pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, such restricted shares or the Shares, or in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event, whether or not such acquisition has actually been effected.

(d)            “Affiliate” means with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, limited partner, member, officer, director or manager of such Person and any venture capital or private equity fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the terms “controls,” “controlled by,” or “under common control with” means the possession, direct or indirect, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

(e)            “Agreement” has the meaning set forth in the Preamble.

(f)            “Business Day” means any day, excluding Saturday, Sunday and any day which is a legal holiday in the City of New York or is a day on which banking institutions located in the City of New York are authorized or required by law or other governmental action to close.

(g)            “Common Stock” means shares of the common stock of the Company, par value $0.001 per share.

(h)            “Company” has the meaning set forth in the Preamble.

(i)            “Company Filing Deadline” has the meaning set forth in Section 2.1(a)(i).

(j)            “Company Indemnified Party” has the meaning set forth in Section 2.5(b).

(k)            “Controlling Person” has the meaning set forth in Section 2.5(a).

(l)            “Demand Notice” has the meaning set forth in Section 2.1(i).

(m)           “Demand Registration” has the meaning set forth in Section 2.1(i).

(n)            “Disclosure Package” has the meaning set forth in Section 2.5(a).

(o)            “Effectiveness Deadline” means the Initial Effectiveness Deadline, the Additional Effectiveness Deadline(s) and/or the Form S-1 Effectiveness Deadline(s), as applicable.

(p)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(q)            “Form S-1 Registration Statement” has the meaning set forth in Section 2.1(i).

(r)            “Form S-1 Filing Deadline” has the meaning set forth in Section 2.1(i).

(s)            “Form S-1 Effectiveness Deadline” has the meaning set forth in Section 2.1(i).

(t)            “Governmental Authority” means any domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body).

(u)            “Holder” (collectively, “Holders”) means any Purchaser and any transferee thereof, in each case, to the extent holding or beneficially owning Registrable Securities.

(v)             “Holder Indemnified Parties” has the meaning set forth in Section 2.5(a).

(w)            “Indemnified Party” has the meaning set forth in Section 2.5(c).

(x)             “Initial Effectiveness Deadline” has the meaning set forth in Section 2.1(b).

(y)            “Initiating Holders” means, collectively, Holders who initiate a Form S-1 Registration Statement in accordance with Section 2.1(i).

(z)             “Minimum Amount” has the meaning set forth in Section 2.1(e).

(aa)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(bb)          “Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

(cc)           “Purchase Agreement” means that certain Common Stock Purchase Agreement (as may be amended, amended and restated, or supplemented from time to time), dated as of the date hereof, by and among the Company and the Purchasers.

(dd)          “Purchaser” has the meaning set forth in the Preamble.

(ee)           “register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

(ff)            “Registrable Securities” means (i) the Shares and (ii) any Additional Shares; provided, however, that Shares or Additional Shares shall cease to be treated as Registrable Securities on the earliest to occur of, (A) the date such security has been disposed of pursuant to an effective registration statement, (B) the date on which such security is sold pursuant to Rule 144, (C) the date on which such security ceases to be outstanding, or (D) the date on which the Holder thereof, together with its Affiliates, is able to dispose of all of its Registrable Securities without restriction or limitation pursuant to Rule 144 and without the requirement for the Company to be in compliance with Rule 144 (or any successor rule).

(gg)          “Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including: (i) all SEC, FINRA and other registration and filing fees, (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted, (iii) all fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body, (iv) all fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel for the Company in connection therewith and reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions), (v) printing, messenger, telephone and delivery expenses of the Company (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto), (vi) all fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) securities acts liability insurance, if the Company so desires, (viii) all internal expenses of the Company (including, all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) the expense of any annual audit; (x) the fees and expenses of any Person, including special experts, retained by the Company; (xi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities (including the reasonable out-of-pocket expenses of the Holders), (xii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and (xiii) all legal fees and expenses of one (1) legal counsel to the Holders, such fees and expenses not to exceed $25,000 per registration; provided, however that “Registration Expenses” shall not include fees and expenses in connection with underwriting discounts, selling commissions and stock transfer taxes attributable to the sale of the Registrable Securities or (except as otherwise set forth in this Agreement) any legal fees and expenses of counsel to the Holders above $25,000 per registration and all such excluded expenses in this proviso relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such holder, except that fees and expenses in connection with underwriting discounts, selling commissions and stock transfer taxes attributable to the sale of the Registrable Securities shall be borne by the Holder that incurred such fees and expenses.

(hh)          “Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement. For the avoidance of doubt, “Registration Statement” shall include all Shelf Registration Statements and Form S-1 Registration Statements required to be filed pursuant to this Agreement.

(ii)             “Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

(jj)             “Rule 415” means Rule 415 under the Securities Act or any successor rule thereto.

(kk)           “SEC” means the U.S. Securities and Exchange Commission.

(ll)             “SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

(mm)         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

(nn)          “Shares” has the meaning set forth in the Recitals.

(oo)          “Shelf Registration” has the meaning set forth in Section 2.1(a)(i).

(pp)          “Shelf Registration Statement” has the meaning set forth in Section 2.1(a)(i).

(qq)          “Shelf Takedown” has the meaning set forth in Section 2.1(d).

(rr)            “Underwritten Block Trade” has the meaning set forth in Section 2.1(f).

(ss)           “Underwritten Offering” has the meaning set forth in Section 2.1(e).

(tt)            “Underwritten Offering Notice” has the meaning set forth in Section 2.1(e).

(uu)          “Updated Disclosure Package” has the meaning set forth in Section 2.5(a).

ARTICLE II
Registration Rights

2.1            Provisions Relating to Company Registration.

(a)            Filing.

(i)            On or prior to the date that is one hundred eighty (180) days following the date hereof (the “Company Filing Deadline”), the Company shall file with the SEC a Registration Statement on Form S-3 (or, subject to Section 2.1(a)(ii), such other appropriate form) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (a “Shelf Registration Statement”) pursuant to which all of the Shares sold at the Closing constituting Registrable Securities shall be registered for resale by such Holders (a “Shelf Registration”).

(ii)            If Form S-3 is not available for the Shelf Registration Statement for the resale of Registrable Securities, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of such Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(b)            Effectiveness. The Company shall use its best efforts to cause the Shelf Registration Statement(s) filed pursuant to Section 2.1(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof, but in no event later than the date that is the earlier of (i) in the event that such Shelf Registration Statement (x) is not subject to a review by the SEC, sixty (60) calendar days after the earlier of (A) the Company Filing Deadline and (B) the date such Shelf Registration Statement was filed with the SEC and (y) is subject to a review by the SEC, ninety (90) calendar days after the earlier of (A) the Company Filing Deadline and (B) the date such Shelf Registration Statement was filed with the SEC and (ii) five (5) Business Days after the date the Company receives written notification from the SEC that such Shelf Registration(s) will not be reviewed (the “Initial Effectiveness Deadline”). The Company shall use its best efforts to maintain the effectiveness of such Shelf Registration Statement(s), including by filing any necessary post-effective amendments and Prospectus supplements and by filing one or more replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement(s), continuously until such time as there are no Registrable Securities remaining. By 9:30 a.m. New York time on the second Business Day following the date such Shelf Registration Statement is declared effective by the SEC, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Shelf Registration Statement.

(c)            Additional Registrable Securities; Additional Selling Stockholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Holder of Registrable Securities requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration Statement or (ii) that such Holder be added as a selling stockholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional Registrable Securities and/or Holder.

(d)            Right to Effect Shelf Takedowns. Each Holder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”).

(e)            Underwritten Offering. Any Holder or Holders intending to effect a Shelf Takedown or Demand Registration shall be entitled to request, by written notice to the Company (an “Underwritten Offering Notice”), that such Shelf Takedown or Demand Registration be an underwritten offering (an “Underwritten Offering”). The Underwritten Offering Notice shall specify the number of Registrable Securities intended to be offered and sold by such Holder(s) pursuant to the Underwritten Offering. The Company shall not be required to effect more than two (2) Underwritten Offerings during the term of this Agreement and shall not be required to facilitate an Underwritten Offering unless (i) in the case of the first Underwritten Offering, such offering is for the lesser of (a) expected aggregate gross proceeds of at least $5 million or (b) all of the remaining Registrable Securities of all Holders participating in such offer and (ii) in the case of the second Underwritten Offering, the Holder(s) participating in such Underwritten Offering request the inclusion in such Underwritten Offering of all of its or their remaining Registrable Securities (such amount, as applicable, the “Minimum Amount”). The Company will, as expeditiously as possible (and in any event within fourteen (14) days after the receipt of an Underwritten Offering Notice), use its reasonable best efforts to consummate such Underwritten Offering.

(f)            Underwritten Block Trade. If a Holder or Holders desire to engage in an underwritten block trade or bought deal pursuant to a Shelf Registration Statement (each, an “Underwritten Block Trade”), then notwithstanding the time periods set forth in Section 2.1(e), such Holder(s) may notify the Company of the Underwritten Block Trade not less than two (2) Business Days prior to the day such offering is first anticipated to commence, and the Company will as expeditiously as possible use its reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as two (2) Business Days after the date it commences). For the avoidance of doubt, an Underwritten Block Trade shall be considered an Underwritten Offering for the purposes of Section 2.1(e).

(g)            Selection of Underwriters. The Holder(s) requesting an Underwritten Offering shall have the right to select the investment banking firm(s) and manager(s) to administer such Underwritten Shelf Takedown, subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed).

(h)            Rule 415 Cutbacks. Notwithstanding any other provision of this Agreement, if the staff of the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Shelf Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the staff of the SEC for the registration of all or a greater portion of Registrable Securities), the Company shall reduce the number of Registrable Securities on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders. In the event of a cutback hereunder, the Company shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends a Shelf Registration Statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the SEC, on the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Shelf Registration Statement related to the Registrable Securities (the “Additional Filing Deadline”), one or more Registration Statement(s) on Form S-3 (or such other form available as provided in Section 2.1(a)(ii)) to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement and cause such Shelf Registration Statement(s) to be declared effective on or prior to the earlier of (i) in the event that such additional Shelf Registration Statement (x) is not subject to a review by the SEC, sixty (60) calendar days after the earlier of (A) the applicable Additional Filing Deadline and (B) the date such additional Shelf Registration Statement was filed with the SEC and (y) is subject to a review by the SEC, ninety (90) calendar days after the earlier of (A) the applicable Additional Filing Deadline and (B) the date such additional Shelf Registration Statement was filed with the SEC and (ii) five (5) Business Days after the date the Company receives written notification from the SEC that such additional Shelf Registration(s) will not be reviewed (the “Additional Effectiveness Deadline”). By 9:30 a.m. New York time on the second Business Day following the date any such additional Shelf Registration Statement is declared effective by the SEC, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such additional Shelf Registration Statement.

(i)             S-1 Demand Registrations. If the Company is not eligible to use a Form S-3 for the Shelf Registration, then, upon request from Holders of fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement on Form S-1 (a “Form S-1 Registration Statement”) with respect to at least the Minimum Amount, then the Company shall (x) within ten (10) days after the date such request is given, give written notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is delivered to the Company by the Initiating Holders, file a Form S-1 Registration Statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is delivered to such Holder (a “Form S-1 Filing Deadline”) and use its best efforts to cause such Form S-1 Registration Statement to be declared effective by the SEC or otherwise become effective under the Securities Act as soon as practicable after the filing thereof, but in no event later than the date that is the earlier of (i) in the event that such Form S-1 Registration Statement (x) is not subject to a review by the SEC, sixty (60) calendar days after the earlier of (A) the applicable Form S-1 Filing Deadline and (B) the date such Form S-1 Registration Statement was filed with the SEC and (y) is subject to a review by the SEC, ninety (90) calendar days after the earlier of (A) the applicable Form S-1 Filings Deadline and (B) the date such Form S-1 Registration Statement was filed with the SEC and (ii) five (5) Business Days after the date the Company receives written notification from the SEC that such Form S-1 Registration(s) will not be reviewed (a “Form S-1 Effectiveness Deadline”), and in each case, subject to the limitations of Section 2.1(e) (a “Demand Registration”). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1(i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration. All provisions set forth in this Agreement with respect to Shelf Registration Statements shall apply, mutatis mutandis, to the Form S-1 Registration Statements required to be filed hereunder (except to the extent expressly set forth in this Section 2.1(i)).

2.2            Provisions Relating to Registration.

(a)            If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use reasonable best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall, as applicable:

(i)            prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and use reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable but in any event prior to the applicable Effectiveness Deadline;

(ii)            furnish to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(iii)           use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws in all applicable U.S. jurisdiction(s) and do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder and each underwriter, if any, to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 2.2(a)(iii);

(iv)          use reasonable best efforts to cause all Registrable Securities covered by any Registration Statement to be registered with or approved by such other Governmental Authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable each Holder participating in the registration to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(v)           notwithstanding any other provisions of this Agreement to the contrary, cause (A) any Registration Statement (as of the effective date of the Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) any related Prospectus, preliminary Prospectus and any amendment thereof or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no such obligations or liabilities with respect to any written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided further, that each Holder of Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(v), shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.2(a)(v) (provided that the Company may not so suspend dispositions for more than thirty (30) days at a time or more than twice in any 12-month period and that the first day of any such suspension period must be at least five (5) trading days after the last day of any prior suspension period) and if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice;

(vi)          notify the Holders and the managing underwriters of any underwritten offering in writing: (A) when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective, (B) of any oral or written comments by the SEC or of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus included therein or for any additional information regarding such Holder, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose and of any other action, event or failure to act that would cause the Registration Statement not to remain effective and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(vii)         in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use reasonable best efforts to obtain the withdrawal or lifting of any such order or suspension;

(viii)        not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the prior written consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed), unless and to the extent such disclosure is required by law; provided, that (A) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (B) each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided further, that each Holder of Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(viii) shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.2(a)(viii), and if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice;

(ix)           cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on any securities exchange, use reasonable best efforts to cause such Registrable Securities to be listed on a national securities exchange selected by the Company;

(x)            provide a transfer agent and registrar (which may be the same Person) for all such Registrable Securities not later than the effective date of such Registration Statement;

(xi)           at the reasonable request of a Holder or any underwriter participating in any underwritten offering pursuant to such Registration Statement, furnish to such Holder or underwriter, on the date of the effectiveness of any Registration Statement and thereafter from time to time on such dates as such Holder or underwriter may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder or underwriter, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Holder or underwriter;

(xii)          make available upon reasonable notice and during normal business hours for inspection by any Holder participating in the registration, any underwriter participating in any underwritten offering pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all pertinent corporate documents, financial and other records relating to the Company and its business reasonably requested by such Holder or underwriter as shall be reasonably necessary to enable them to exercise their due diligence responsibility, cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration or offering and make senior management of the Company and the Company’s independent accountants reasonably available for customary due diligence and drafting sessions; provided, that, unless the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 2.2(a)(xii) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) either (A) the Company has sought, or been granted from the SEC, confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such information is confidential and so notifies the Holder or underwriter their representatives, as applicable, in writing, unless prior to furnishing any such information with respect to clause (ii) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; provided further, that any Person gaining access to information or personnel of the Company pursuant to this Section 2.2(a)(xii) shall (A) reasonably cooperate with the Company to limit any resulting disruption to the Company’s business and (B) protect the confidentiality of any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, unless such information (1) is or becomes known to the public without a breach of this Agreement, (2) is or becomes available to such Person on a non-confidential basis from a source other than the Company, (3) is independently developed by such Person without reference to such information, (4) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Authority, subpoena or similar process or (5) is otherwise required to be disclosed by law;

(xiii)         otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(xiv)         in the case of an underwritten offering of Registrable Securities, incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) or any Holder participating in such underwritten offering to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such underwritten offering, and make all required filings of such supplement or post-effective amendment;

(xv)          in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(xvi)         in the case of an underwritten offering of Registrable Securities, make senior management of the Company available, to the extent reasonably requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of the Company in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering, and otherwise reasonably facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary underwritten registered offering of its Common Stock; provided, that the Company’s obligation to make senior management available for participation in “road show” presentations shall be limited to no more than one underwritten offering during any 12-month period;

(xvii)        cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement if such Holder delivers a legal opinion and representation letter in form reasonably satisfactory to the Company or its counsel stating that such sale is permitted to the extent such legal opinion or representation letter is required pursuant to the Purchase Agreement; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xviii)       not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xix)         shall (A) permit one legal counsel to the Holders to review and comment upon statements regarding the Holders, their holdings, their intended methods of disposition and the description of the transactions contemplated by the Transaction Documents (as defined in the Purchase Agreement) set forth in (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, (B) not file any Registration Statement or amendment or supplement thereto in a form to which such legal counsel reasonably objects, (C) not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of such legal counsel, which consent shall not be unreasonably withheld delayed or conditioned, (D) furnish to such legal counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto and (E) shall reasonably cooperate with such legal counsel in performing the Company’s obligations pursuant to this Agreement; and

(xx)          otherwise use reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

(b)            Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in any Registration Statement unless the Holder owning the Registrable Securities to be registered on the Registration Statement, following reasonable advance written request by the Company, furnishes to the Company, no later than seven (7) Business Days after the date on which the Company has given notice of the Company’s proposed filing of the Registration Statement, an executed stockholder questionnaire in the form attached hereto as Exhibit A.

(c)            Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale, prior to the Holder’s receipt of a notice by the Company suspending dispositions pursuant to the applicable Registration Statement and for which a Holder has not yet settled.

(d)            Neither the Company nor any subsidiary or Affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the SEC or any trading market and any Holder being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Annex A to Exhibit A in the Registration Statement.

2.3            Participation in Underwritten Offerings. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

2.4            Registration Expenses

(a)            The Company shall bear all Registration Expenses.

(b)            The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended, including one (1) request by one or more Holder(s) to withdraw any Registration Statement; provided, that, after such first request by one or more Holder(s), the Registration Expenses for any Registration Statement withdrawn at the request of one or more Holder(s) shall be borne by such Holder(s).

2.5            Indemnification.

(a)            The Company shall, to the fullest extent permitted by law, indemnify and hold harmless each Holder, any Person who is or might be deemed to be a “controlling person” of the Holder or any of its subsidiaries within the meaning of the Securities Act or the Exchange Act (each such Person, a “Controlling Person”) and their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other Person, if any, who acts on behalf or controls any such Holder or Controlling Person (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages, liabilities or expenses, joint or several, or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in the preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or other information that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (“Disclosure Package”), in the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or omission made or incorporated by reference in any such Registration Statement, the Disclosure Package, any Prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder Indemnified Party specifically for inclusion therein; and provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability, expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which such Holder had been timely notified in writing in accordance with the terms of this Agreement, (B) such Updated Disclosure Package was available at the time such Holder sold Registrable Securities under the Registration Statement, (C) such Updated Disclosure Package was not furnished by such Holder to the Person asserting the loss, liability, claim, damage, liability, expense or action, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the Securities Act, (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage, liability, expense or action, and (E) the Updated Disclosure Package was provided to the Holder and the Holder failed to use such Updated Disclosure Package and such failure led to the loss, liability, claim, damage, liability, expense or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Parties and shall survive the transfer of the Registrable Securities by any Holder and the Company shall reimburse such Holder, and each such director, officer, employees, Affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by a Holder of such Registrable Securities.

(b)            In connection with any registration in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall to the fullest extent permitted by law, indemnify and hold harmless the Company, its directors and officers, employees, agents and any Person who is or might be deemed to be a Controlling Person (a “Company Indemnified Party”) from and against any losses, claims, damages, liabilities or expenses or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, Prospectus or in any amendment thereof or supplement thereto, or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any Prospectus, in the light of the circumstances under which they were made) not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement, but in each of clauses (i) and (ii), only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, expense or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, or any such director, officer, employees, Affiliates and agents and shall survive the transfer of such Registrable Securities by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by a Holder of such Registrable Securities, and such Holder shall reimburse the Company, and each such director, officer, employees, Affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding.

(c)            Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.5, notify the indemnifying party in writing of the commencement thereof; provided, that the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 2.5(a) or 2.5(b) unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof at the indemnifying party’s expense, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the prior written consent of the Indemnified Party, be counsel to the indemnifying party); provided, that any Indemnified Party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse such Indemnified Party for any fees, costs and expenses subsequently incurred by the Indemnified Party in connection with such defense unless (i) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (ii) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (iii) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the Indemnified Party or to pursue the defense of such claim or action in a reasonably vigorous manner, (iv) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest or (v) the Indemnified Party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or other any other Indemnified Party which are different from or additional to those available to the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any action or claim referred to in this Section 2.5 effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

(d)            If the indemnification provided for in this Section 2.5 is unavailable or insufficient to hold harmless an Indemnified Party under Sections 2.5(a) or 2.5(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 2.5(a) or 2.5(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.5 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 2.5(d). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Holder was treated as one Person for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything else in this Agreement, in no event will a Holder be required to pay via indemnification or contribution an amount in excess of its net proceeds of sales of Shares under the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE III
Transfer Restrictions

3.1            Intentionally omitted.

3.2            Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, until the date on which the Holder no longer hold any Registrable Securities, the Company shall:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144;

(b)            use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)            furnish to any Holder of Registrable Securities, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

ARTICLE IV
Miscellaneous

4.1            Remedies; Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.

4.2            No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.3            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.4            Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:

If to the Company:

Liquidia Corporation

419 Davis Drive, Suite 100

Morrisville, NC 27560

Attn: General Counsel

With a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

51 John F. Kennedy Parkway, Suite 120

Short Hills, NJ 07078

Attn: Andrew P. Gilbert, Esq.

If to a Purchaser: To the address set forth opposite such Purchaser’s name on Schedule A hereto, or to such other address and/or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

Notices or communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, notices or communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient) and notices or communications sent by e-mail shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) (except that, if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient).

4.5            Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

4.6            Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com) shall be effective as delivery of a manually executed counterpart of this Agreement.

4.7            Governing Law; Disputes. This Agreement and any related dispute shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the parties hereto hereby (a) irrevocably submits to the personal jurisdiction of the Supreme Court of the State of New York and any state appellate court therefrom within the State of New York (or, if the Supreme Court of the State of New York declines to accept jurisdiction over a particular matter, any state or federal court within the State of New York) in the event that any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Supreme Court of the State of New York and any state appellate court therefrom within the State of New York (or, if the Supreme Court of the State of New York declines to accept jurisdiction over a particular matter, any state or federal court within the State of New York). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.8            Successors and Assigns. This Agreement and the rights and obligations evidenced hereby shall be binding upon and inure to the benefit of the parties hereto and their respective the successors and permitted assigns. Neither this Agreement nor any right, benefit, remedy, obligation or liability arising hereunder may be assigned by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no effect; provided, that notwithstanding the foregoing, the Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Purchasers; provided further, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement; provided further, that a Holder may assign this Agreement to (i) an Affiliate of such Holder or (ii) a Person that is not an Affiliate of such Holder if the Shares or Additional Shares are sold or transferred by such Holder not pursuant to Rule 144 or a registered offering.

4.9            Amendments. No provision of this Agreement may be amended, waived or modified other than by an instrument in writing signed by the Company and each Purchaser affected thereby.

4.10          Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.11          Termination. This Agreement shall terminate with respect to any Holder upon such time as such Holder ceases to hold or beneficially own any remaining Registrable Securities or upon the dissolution, liquidation or winding up of the Company and there is no successor or assign of the Company as provided in Section 4.8; provided, that Section 2.5 of this Agreement and this Article IV shall survive such termination.

4.12          No Third-Party Beneficiaries. This Agreement is intended for the sole benefit of the parties hereto and their respective permitted successors and assigns and transferees, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 2.5 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 2.5.

4.13          Language; Currency. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement, shall be in the English language. All references to “$” contained in this Agreement shall refer to United States Dollars unless otherwise stated.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

LIQUIDIA CORPORATION, a Delaware Corporation

By:	/s/ Michael Kaseta
Name: Michael Kaseta
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first written above.

PURCHASER:

LEGEND AGGREGATOR, LP

By: LEGEND AGGREGATOR ADVISORS, LLC
Its: General Partner

By:	/s/ Adam Fliss
Name: Adam Fliss
Title: Vice President

[Signature Page to Registration Rights Agreement]

Schedule A

Purchasers

Purchaser	Contact Information for Notices	Total Registrable Securities
Legend Aggregator, LP	Attention: Adam Fliss 2884 Sand Hill Road, Suite 100 Menlo Park, California 94025	7,182,532

	TOTAL	7,182,532

A-1

Exhibit A

Form of Selling Stockholder Questionnaire
LIQUIDIA CORPORATION

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
Notice Address: Liquidia Corporation
419 Davis Drive, Suite 100

Morrisville, NC 27560

The undersigned holder of shares of common stock of Liquidia Corporation (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Common Stock Purchase Agreement, dated January 4, 2024, by and among the Company and the several signatories thereto (the “Purchase Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”) and deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act). Holders must complete and deliver this notice and questionnaire (“Notice and Questionnaire”) in order to be named as selling stockholders in the Prospectus. Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3(b) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is materially accurate and complete:

QUESTIONNAIRE

1.	Name:

(a)	Full legal name of the Selling Stockholder:

(b)	Full legal name of the registered holder (if not the same as Item 1(a) above) through which the Registrable Securities listed in Item (3) below are held:

(c)	Full legal name of any natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item (3) below):

2.	Notices to Selling Stockholder:

(a)	Address:

(b)	Telephone:

(c)	Fax:

(d)	Contact person:

(e)	E-mail address of contact person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and number of Registrable Securities beneficially owned:

(b)	Number of shares of Common Stock to be registered for resale pursuant to this Notice and Questionnaire:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes No

(b)	If you answered “yes” to Item 4(a) above, did you receive your Registrable Securities as compensation for investment banking services provided to the Company?

Yes No

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes No

If you answered “yes”, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes No

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes No

(b)	If your response to Item 6(a) above is “yes”, please state the nature and duration of your relationship with the Company:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with registration statements filed pursuant to the Purchase Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned confirms that, to the best of his/her knowledge and belief, the foregoing answers to this Notice and Questionnaire are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _____________	Beneficial Owner:

Name of Entity

By:
Name:
Title:

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued, to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales;
•	sales pursuant to Rule 144;
•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.